United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: September 2, 2021

(Date of Earliest Event Reported)

INDUS REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12879	06-0868496
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

641 Lexington Avenue, New York, New York 10022

(Address of principal executive offices)

(212) 218-7910

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement.

On September 2, 2021, INDUS Realty Trust, Inc., a Maryland corporation (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with INDUS RT, LP, a Maryland limited partnership, of which the Company is the general partner (the “Operating Partnership), Robert W. Baird & Co. Incorporated, BMO Capital Markets Corp., BTIG, LLC, Citigroup Global Markets Inc., JMP Securities LLC, KeyBanc Capital Markets Inc. and Morgan Stanley & Co. LLC (each, a “Sales Agent” and together, the “Sales Agents”), pursuant to which the Company may issue and sell, from time to time, shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), with aggregate gross sales proceeds of up to $100 million, through the Sales Agents in an “at-the-market” equity offering program (the “ATM Program”). The ATM Program replaces the Company’s previous $30 million “at-the-market” equity offering program pursuant to that certain sale agreement, dated May 10, 2018 (the “Prior ATM Program”). Under the Prior ATM Program, the Company had not offered or sold any shares of its Common Stock.

Under the Sales Agreement, the Company will set the parameters for the sale of the Shares, including the number of Shares to be issued, the time period during which sales are requested to be made, limitations on the number of Shares that may be sold in any one trading day and any minimum price below which sales of Shares may not be made. Subject to the terms and conditions of the Sales Agreement, the Sales Agents may sell the Shares by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made through The Nasdaq Stock Market (the “Nasdaq”) or any other trading market for the Common Stock, or sales to or through a market maker. In addition, with the prior consent of the Company, the Sales Agents may also sell Shares in privately negotiated transactions. The Sales Agents will use their commercially reasonable efforts in conducting such sales activities.

The Sales Agreement will terminate upon the earlier of (1) the sale of an aggregate of $100 million of Shares pursuant to the Sales Agreement or (2) the termination of the Sales Agreement. The Sales Agreement may be terminated by the Company or the Sales Agents at any time upon prior written notice, and by the Sales Agents at any time in certain circumstances, including if the Company fails to maintain a listing of the Common Stock on the Nasdaq or the occurrence of a material adverse change in the Company.

The Sales Agreement provides that the Sales Agents will be entitled to compensation that will not exceed 2.0% of the gross proceeds from the sale of any Shares sold under the Sales Agreement. The Company has no obligation to sell any Shares under the Sales Agreement and may at any time suspend solicitation and offers under the Sales Agreement.

The Shares will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-257802) that was filed with the Securities and Exchange Commission (the “SEC”) and is effective. A copy of the prospectus included in the registration statement may be obtained on the SEC’s website at www.sec.gov. The Company filed a prospectus supplement (the “Prospectus Supplement”), dated September 2, 2021, with the SEC in connection with the offer and sale of the Shares. A copy of the Prospectus Supplement may be obtained on the SEC’s website at www.sec.gov.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the material terms of the Sales Agreement is qualified in its entirety by reference to the full agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion of Venable LLP relating to the Shares that may be sold pursuant to the Sales Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements include INDUS’s beliefs and expectations regarding future events or conditions. Although INDUS believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by INDUS as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of INDUS and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Other important factors that could affect the outcome of the events set forth in these statements are described in INDUS’s Securities and Exchange Commission filings, including the “Business,” “Risk Factors” and “Forward-Looking Statements” sections in INDUS’s Annual Report on Form 10-K for the fiscal year ended November 30, 2020. INDUS disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

1.1	Sales Agreement, dated September 2, 2021, by and among INDUS Realty Trust, Inc., INDUS RT, LP, Robert W. Baird & Co. Incorporated, BMO Capital Markets Corp., BTIG, LLC, Citigroup Global Markets Inc., JMP Securities LLC, KeyBanc Capital Markets Inc. and Morgan Stanley & Co. LLC
5.1	Opinion of Venable LLP regarding the legality of the shares offered
23.1	Consent of Venable LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2021	INDUS REALTY TRUST, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Executive Vice President and Chief Financial Officer